UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 28, 2000
                                                          -------------



                  EA ENGINEERING, SCIENCE, AND TECHNOLOGY, INC.

             (Exact name of registrant as specified in its charter)


            Delaware                 0-15587             52-0991911
    ----------------------------     -------         ------------------------
    (State or Other Jurisdiction    (Commission      I.R.S. Employer ID Number
        of Incorporation or         File Number)
           Organization)


                11019 McCormick Road, Hunt Valley, Maryland 21031
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


         Registrant's telephone number, including area code 410/584-7000
                                                            ------------

Item 5.  Other Events.

On June 28, 2000, EA Engineering, Science, and Technology, Inc. (the "Company") issued the following press release:

                  EA ENGINEERING, SCIENCE, AND TECHNOLOGY, INC.
                 TO TRADE ON NASDAQ SMALLCAP UNDER SYMBOL EACOC

Contacts:    Melissa L. Kunkel, Director of Marketing and Communications
             Tel. (410) 527-2442 FAX: (410) 771-9148
             World Wide Web Site:  http://www.eaest.com

For Release: Immediately upon receipt

BALTIMORE, MARYLAND, June 28, 2000... EA Engineering, Science, and Technology, Inc. (NASDAQ: EACEC) today announced that, effective with the open of business on June 29, 2000, the Company's common stock will continue to trade on the Nasdaq SmallCap Market under the symbol EACOC.

As reported in the Company's June 7, 2000 press release, the Company was granted a temporary exception from the filing of financial statements and minimum bid price listing requirements, subject to meeting certain conditions. On June 16, 2000, the Company filed with the Securities and Exchange Commission Form 10-K/A for the fiscal year ending August 31, 1999 and Forms 10-Q/A for each of the first three quarters of fiscal years 1998 and 1999 and the first two quarters of fiscal year 2000. The change in symbol signifies Nasdaq's decision that the Company has now complied with the exception related to the filing of financial statements.

EA is a publicly held international consulting firm specializing in energy, the environment, and health and safety. Through its network of more than 20 offices, EA provides scientific, engineering, economic, analytical, and management solutions to corporate, utility, municipal, and federal government clients.

Certain of the information contained in this news release contain forward-looking statements that involve risks and uncertainties, such as those related to the Company's contracts and other business risks, including general economic conditions, the effects of the Company's restructuring, and industry-wide market factors, as detailed from time to time in the Company's filings with the Securities and Exchange Commission. IN EACH CASE, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM SUCH FORWARD-LOOKING STATEMENTS.

                                      ####

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EA Engineering, Science, and Technology, Inc.
                                                Registrant


Date:            June 30, 2000              By:  /s/ Barbara L. Posner
       ---------------------------------        -----------------------------
                                                 Barbara L. Posner
                                                 Chief Financial Officer
                                                 Chief Operating Officer